Exhibit 3.40

ROSS MILLER Secretary of State 206 North Carson Street Carson City, Nevada 89701-4299 (775) 684 5708 Filed in the office of Document Number Website: secretaryofstate.blz 20070465157-87 Filing Date and Time Ross Miller 07/05/2007 10:00 AM Articles of Incorporation Secretary of State Entity Number (PURSUANT TO NRS 78) State of Nevada E0485332007-5 USE BLACK INK ONLY DO MOT HIGHLIGHT ABOVE SPACE IS FOR OFFICE USE ONLY 1. Name of Corporation: Sentinelle Medical USA Inc. 2. Resident Aqent Name and Street Address: (must be a Nevada address where process may be served). CSC Services of Nevada, Inc. Name 502 East John Street Carson City Nevada 89706 (MANDATORY) Physical Street Address City Zip Code (OPTIONAL) Mailing Address City State Zip Code 3. Shares: (number of shares corporation is athouthed fe issues). Number of snares with par value: par value per share: $ Number of snares without par value: 10 4. Names & Addresses of the Board of Directors/Trustees: (must be a natural person at least 18 years of age: attach additional page if more than 3 directors/trustees) 1. Cameron Piron Name 3080 Yonge St., Suite 6020 Toronto, Ontario, Canada M4N 3N1 Street Address City State Zip Code 2. Chris Luginbuh1 Name 3080 Yonge St., Suite 6020 Toronto, Ontario, Canada M4N 3N1 Street Address City State Zip Code 3. Gal Sela Name 3080 Yonge St., Suite 6020 Toronto, Ontario, Canada M4N 3N1 Street Address City State Zip Code The purpose of this Corporation shall be: 5. Purpose: (optional-see instruction) 6. Name, Address end Signature of Incorporator: (attech additional Page if more than 1 incorporator) Cameron Piron Name Signature 3080 Yonge St., Suite 6020 Toronto, Ontario, Canada M4N 3N1 Address City State Zip Code 7. Certificate of Acceptance of Appointment of Resident Agent: Ihereby accept appointment as Resident Agent for the above named corportation. 7/5/07 X By: Authorized Signature of R.A. or On Begalf of R. A. Company Date This form must be accompanied by appropriate fees. Nevada Secretary of State Form 78 Articles 2007 Revised on: 01/01/07